                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported): June 14, 2002
                                                          ---------------

                               Cell Pathways, Inc.
                 -----------------------------------------------
                 (Exact Name of Registrant Specified in Charter)



      Delaware                     00024889                   23-2969600
   ---------------              --------------                ----------
   (State or Other             (Commission File            (I.R.S. Employer
   Jurisdiction of                  Number)               Identification No.)
   Incorporation)


                702 Electronic Drive
                     Horsham, PA.                                19044
-----------------------------------------------------      ------------------
      (Address of Principal Executive Offices)                 (Zip Code)



       Registrant's telephone number, including area code: (215) 760-3800
                                                           --------------

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On June 14, 2002, the Board of Directors of Cell Pathways, Inc. (the "Company"), ratified the action of the Audit Committee of the Board of Directors of the Company to change the Company's independent public accountants from Arthur Andersen LLP ("Andersen") to KPMG LLP ("KPMG"). KPMG has been engaged to serve as the Company's independent public accountants for 2002.

         Andersen's reports on the Company's consolidated financial statements for the years ended December 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

         During the years ended December 31, 2001 and 2000 and through the date of this Form 8-K, there were no disagreements with Andersen on any matter of accounting principle or practice, financial statement disclosure or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused Andersen to make reference to the subject matter in connection with its report on the Company's consolidated financial statements for such years. Additionally, there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K, during these periods.

         The Company provided Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16 is a letter from Andersen to the Securities and Exchange Commission, dated June 17, 2002, stating its agreement with such statements.

         During the years ended December 31, 2001 and 2000 and through the date hereof, the Company did not consult KPMG with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits.

Exhibit Number                           Exhibit Title
--------------                           -------------
16                Letter dated June 17, 2002 from Arthur Andersen LLP to
                  Securities and Exchange Commission.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      CELL PATHWAYS, INC.


                                      By:   /s/ Robert J. Towarnicki
                                          -------------------------------------
                                          Robert J. Towarnicki
                                          President and Chief Executive Officer


Dated:  June 18, 2002

                                  EXHIBIT INDEX


Exhibit Number                           Exhibit Title
--------------                           -------------
16                Letter dated June 17, 2002 from Arthur Andersen LLP to
                  Securities and Exchange Commission.




                                       3